Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
April 30, 2024
RIE-NPRT3-0624
1.9900254.103
Common Stocks - 98.3%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 94.2%
REITs - Apartments - 12.9%
American Homes 4 Rent Class A	6,578	235,492
Equity Residential (SBI)	4,799	309,056
Invitation Homes, Inc.	4,763	162,895
Mid-America Apartment Communities, Inc.	2,720	353,600
UDR, Inc.	9,852	375,164
		1,436,207
REITs - Diversified - 20.9%
Apartment Income (REIT) Corp.	2,163	83,016
Crown Castle, Inc.	3,645	341,828
Digital Realty Trust, Inc.	2,873	398,715
Elme Communities (SBI)	2,407	36,490
Equinix, Inc.	1,029	731,732
Gaming & Leisure Properties	1,178	50,336
Lamar Advertising Co. Class A	1,363	157,904
SBA Communications Corp. Class A	2,774	516,297
		2,316,318
REITs - Health Care - 9.2%
Ventas, Inc.	16,311	722,251
Welltower, Inc.	3,157	300,799
		1,023,050
REITs - Hotels - 2.2%
DiamondRock Hospitality Co.	18,358	163,386
Ryman Hospitality Properties, Inc.	743	78,372
		241,758
REITs - Industrial Buildings - 1.0%
STAG Industrial, Inc.	3,161	108,707
REITs - Management/Investment - 9.9%
American Tower Corp.	3,342	573,354
NNN (REIT), Inc.	9,861	399,666
Weyerhaeuser Co.	4,145	125,055
		1,098,075
REITs - Manufactured Homes - 3.6%
Equity Lifestyle Properties, Inc.	960	57,878
Sun Communities, Inc.	3,067	341,418
		399,296
REITs - Regional Malls - 0.5%
Tanger, Inc.	2,108	59,762
REITs - Shopping Centers - 8.7%
Kimco Realty Corp.	21,985	409,581
Phillips Edison & Co., Inc.	3,639	118,995
Realty Income Corp.	987	52,844
Regency Centers Corp.	2,123	125,724
SITE Centers Corp.	8,831	119,130
Urban Edge Properties	8,407	140,649
		966,923
REITs - Single Tenant - 0.8%
Four Corners Property Trust, Inc.	3,769	88,383
REITs - Storage - 12.4%
CubeSmart	9,359	378,478
Extra Space Storage, Inc.	1,306	175,370
Iron Mountain, Inc.	3,273	253,723
Public Storage	2,210	573,385
		1,380,956
REITs - Warehouse/Industrial - 12.1%
Americold Realty Trust	6,456	141,838
Prologis, Inc.	11,018	1,124,386
Terreno Realty Corp.	1,460	79,351
		1,345,575
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		10,465,010
Real Estate Management & Development - 4.1%
Real Estate Operating Companies - 0.6%
Digitalbridge Group, Inc.	4,444	73,059
Real Estate Services - 3.5%
CBRE Group, Inc. (a)	4,429	384,836
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		457,895
TOTAL COMMON STOCKS (Cost $12,468,870)		10,922,905

TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $12,468,870)	10,922,905
NET OTHER ASSETS (LIABILITIES) - 1.7%	190,556
NET ASSETS - 100.0%	11,113,461

Legend

(a)	Non-income producing

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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